UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2014

Ally Financial Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center

P.O. Box 200

Detroit, Michigan

48265-2000

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At the request of the U.S. Department of Justice (“DOJ”), Ally Financial Inc. (“Ally”) recently entered into an agreement to voluntarily extend the statutes of limitations to allow the DOJ to continue its investigation of potential claims under the False Claims Act related to representations made by us regarding Residential Capital, LLC, our former mortgage subsidiary, in connection with investments in Ally made by the United States Department of the Treasury pursuant to the Troubled Asset Relief Program beginning six years ago, in December 2008.

Separately, Ally recently received a subpoena from the DOJ requesting information in connection with its investigation related to subprime automotive finance and related securitization activities. Other financial institutions have disclosed receiving similar requests earlier this year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: December 18, 2014	By:	/s/ David J. DeBrunner
Name: David J. DeBrunner
Title: Vice President, Chief Accounting Officer and Controller